ASSET PURCHASE AGREEMENT




This Agreement is made by and among RESULTS BEDFORD, INC. ("Buyer"), a Texas corporation, STRONGHOLD, INC. ("Seller"), a Texas corporation, and TIMOTHY MCKYER, in the capacity of a guarantor, for the purpose of establishing an agreement of sale and purchase of certain assets between Buyer and Seller.


                                                     RECITALS:


WHEREAS, Seller owns and operates a health club under the name of "Family Fitness Exchange," and all operations, activities, and services related to said club shall collectively be referred to as the "Business"; and WHEREAS, Seller desires to sell to Buyer and Buyer desires to purchase from Seller certain assets of the Business.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the parties, intending to be legally bound, agree as follows:

                                                     AGREEMENT

                                                    ARTICLE I.

                                            Sale and Purchase of Assets

     Section 1.01. Upon the terms and conditions set forth in this Agreement, Seller agrees to sell, transfer, convey, and assign to Buyer, and Buyer agrees to purchase from Seller, at the time of the closing hereinafter provided for, all of the assets (the "Assets") of Seller's Business which are owned by Seller and to be transferred to Buyer free and clear of any and all claims, liens, and encumbrances of any kind or nature whatsoever, other than the liens held by (1) Republic Leasing Company (Account No. 9495084 with monthly payments of $560.83 and $43.46); (2) Standard Professional Services, LP (Account no. 952-94 with a monthly payment of $887.00); (3) 3M Financing Services (with a monthly




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payment of $399.99);  (4) Lanier Leasing (with a monthly  payment of $208.00);
(5) ADT Security Systems (Account No. 010034505095 with a monthly payment of $125.00); (6) TCI Cable Television (with a monthly payment of $54.00);
and (7) Southwestern Bell Yellow Pages (with a monthly payment of $207.23); (collectively, the "Contracts", with the aggregate monthly payments in the amount of $2,485.51 to be referred to herein as the "Payments"), and the liens for ad valorem taxes in the approximate amount of $25,852.00 on Seller's Assets, consisting of:

                  (a) All of Seller's fixed assets located on the leased premises (the "Fixed Assets"), including, but not limited to, all furniture, furnishings, machines, exercise equipment, massage tables, physical therapy equipment, rehabilitation equipment, office materials and supplies, phone systems, computer systems, and other equipment. Such Fixed Assets include, but are not limited to, those assets listed on Exhibit "A" attached hereto and incorporated herein by reference for all purposes and all other tangible assets not held by Seller for sale to the public in the ordinary course of the Business and all assets of a character similar to that previously described in this paragraph which were acquired by Seller between February 25, 1997, the effective date of such list, and the date of closing.

                  (b) All of Seller's tenant improvements (the "Tenant Improvements") made to the leased premises on which the Business is conducted.

                  (c)      All  costs  and  sales  records  and  data, customer
lists,   mailing  lists,  files, advertising material and methods, all accounting records, personnel records, warranty records, telephone numbers, and any files required to be retained after the closing by any applicable law or government regulation (collectively, the "Records and Lists").

                  (d)      All  of  Seller's   health-related   products  for
use  on  and/or  sale  to  customers (collectively, the "Miscellaneous
Inventory").

                  (e) All educational materials,such as books, video tapes, instructional manuals, etc.

                  (f) Buyer shall be the owner of any and all accounts receivable relating to the Business as of the date of closing.




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                  (g)      All of  Seller's  security  and/or  other  type  of
deposits  relating  to any  and all utilities.

                  (h) All licenses, permits, and/or authorizations (the "Permits") held by Seller that relate to the Business.

     Section 1.02. The only assets of the Business (or related thereto) owned the Seller not being purchased by Buyer are those certain assets described on Exhibit 'B" attached hereto and incorporated herein by reference for all purposes. An asset or property on the leased premises which is not set forth on Exhibit "B" shall be considered to be part of the Assets purchased by Buyer from Seller. Further, any assets listed on Exhibit "B" which still remain on the premises of the Business after five (5) days from the date of closing shall be considered, and shall become, the property of Buyer.

                                                    ARTICLE II.

                                            Purchase Price and Payment

Section 2.01. The total purchase price (hereinafter referred to as the "Purchase Price") for the Assets is the cost of assuming the full balance payable on the Contracts, and taking Seller's Assets subject to any ad valorem taxes currently owed on the Assets.

         Section 2.02. The Purchase Price shall be paid as follows:

                  (a) Buyer shall assume the full balance payable on obligations of Seller under the Contracts; and

                  (b) Buyer accepts Seller's Assets subject to any ad valorem taxes owed thereon. Buyer intends to attempt a compromise settlement agreement plan to try to settle with taxing authorities on the taxes.

         Section 2.03. Buyer agrees to hold TIMOTHY MCKYER harmless regarding the ad valorem taxes as provided in the indemnity provision of this Agreement.

         Section 2.04. Seller and TIMOTHY MCKYER guarantee, represent, and warrant to Buyer that there are no claims outstanding against Seller that may be asserted against the Assets by any party, other than the Contracts and applicable taxing authorities in connection



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with ad valorem  taxes owed on the Assets.  Further,  Seller and TIMOTHY  MCKYER hereby agree to hold Buyer harmless from any such claims as provided in the indemnity portion of this Agreement, excluding from this indemnity the Contracts and the ad valorem taxes. Buyer shall give Seller notice upon any claim arising regarding this indemnity provision.

     Section 2.05. Starting on April 1, 1997, Buyer agrees to escrow the first $2,485.51 (or a lesser amount if applicable as contracts are paid in full) of funds that are collected in each month from the operation of the Business and to use such escrowed funds to pay any of the Payments due and owing upon the Contracts. This shall be a continuing obligation. Each month such escrowed funds shall be wired to Buyer's attorney, T. Alan Owen, IN TRUST, and Mr. Owen shall, immediately upon receipt of such funds pay any and all Payments due and owing upon the "Contracts."

                                  ARTICLE III.

                       Warranties, Claims, and Liabilities

     Section 3.01. It is hereby stipulated and agreed that Seller is liable for all financial obligations of the Business up to and prior to April 1, 1997, including, but not limited to, claims sounding in tort, contract, or otherwise. Further, Seller and TIMOTHY MCKYER agree to indemnify Buyer (and its assignees and successors in interest) against and hold Buyer (and its assignees and successors in interest) harmless from any claim, action, or cause of action arising prior to April 1, 1997, according to the indemnity provision of this Agreement.
     Notwithstanding the above and foregoing, Buyer expressly agrees to assume all sums due under the Contracts accruing or to accrue on and after April 1, 1997, and accepts the Assets subject to the ad valorem taxes owed thereon. Buyer is liable for all financial obligations of the Business arising on or after April 1, 1997, including, but not limited to, claims sounding in tort, contract, or otherwise, and Buyer agrees to hold Seller and TIMOTHY MCKYER harmless from any such claim, action, or cause of action according to the indemnity provision of this Agreement.

     Section 3.02. Buyer assumes any and all contracts and agreements of Seller to perform services for or on customers and/or their assignees effective April 1, 1997. Buyer agrees to indemnify Seller from any claim, action, or cause of action on the contracts



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     or  agreements of Seller  assumed  according to this  provision,  such hold harmless being in accordance with the indemnity provision of this Agreement.

     Section 3.03. Except as expressly set forth in this Agreement, Buyer does not assume any liabilities or contracts of Seller, nor take title to any of the Assets subject to any liens or encumbrances of any kind or nature whatsoever, other than the Contracts and the ad valorem taxes owed on Seller's Assets. Included in the foregoing, by way of illustration and not by limitation, are mortgages, liens, encumbrances, liens or liabilities for unpaid taxes (other than ad valorem taxes), installment sales contracts, leases, labor agreements, payroll items, vacation pay, sick pay, disability pay, retirement benefits, medical benefits, and any and all other fringe benefits and the like. Buyer does not agree to assume any past, current, or future responsibility for such items, whether or not Buyer may elect to hire or not hire any of Seller's current employees. Buyer does not agree to the continued employment of any of Seller's employees, except as Buyer may from the date of closing separately contract with such employees, agents, consultants, or independent contractors. Seller and Buyer specifically acknowledge that Buyer does not assume in any manner whatsoever any union contracts that may be outstanding with respect to the Business.

                                   ARTICLE IV.
                                     Closing
     Section 4.01. The closing of the purchase and sale of the Assets of Seller's Business shall take place at the offices of Buyer's counsel, T. Alan Owen, 2017 East Lamar, Suite 100, Arlington, Texas 76006, on or before March 19, 1997. The closing will have an effective date of April 1, 1997, at which time Seller will cause all funds (dues) from the operation of the Business to be deposited into Buyer's accounts (from and after April 1, 1997).

     Section 4.02. At the closing, Seller will cause all of the following to be delivered to Buyer:

     (a) Executed copies of all documents reasonably required pursuant to the provisions of this Agreement in order to consummate this transaction.




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     (b)  Such  instruments  of  conveyance,  negotiation,   assignment,  and/or
transfer as Buyer may reasonably request to accomplish the transfer of the ownership of the purchased Assets to Buyer, including, but not limited to, a bill of sale with general warranty and any other documents that Buyer may reasonably request to fully and completely transfer to Buyer those Assets, rights, deposits, and claims to which Buyer is entitled under the terms of this Agreement.

     (c) All keys to the premises occupied by the Business in its possession or control.

                                   ARTICLE V.

                         Representations and Warranties

         Section 5.01. Seller represents, warrants, and agrees to and with Buyer as follows:

                  (a) Seller is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas.

                  (b) Seller has the full and unrestricted right and power (i) to make and give, and to bind itself by these representations, warranties, and agreements; and (ii) to sell, transfer, convey, and assign the Assets of Seller to Buyer.

                  (c) Seller is duly authorized, qualified, and licensed under any and all applicable laws and regulations to carry on the Business in the place and in the manner presently being conducted.

                  (d) Seller has or will have at the date of closing good and merchantable title (and complete right of possession) to all of the Assets to be transferred hereunder, and will transfer and convey the Assets to Buyer, free and clear of any liens, claims, encumbrances, and charges whatsoever, other than the Contracts and the ad valorem taxes owed on Seller's Assets. The instruments of assignment and transfer delivered by Seller on the date of Closing will be adequate to convey all rights of Seller in and to the Assets purchased hereunder. All of the Assets will be conveyed to Buyer by Seller on the date of closing in an "AS IS" condition.

                  (e) There is no agreement presently in effect between Seller and any person, organization, corporation, or other entity




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(except with Buyer  pursuant  hereto)  pursuant to which  Seller will,  upon the occurrence of certain conditions, sell, transfer, convey, assign, or in any way encumber the Assets.

     (f) Neither the execution nor the delivery nor the performance of this Agreement will violate any provisions of federal, Texas, or local law; any order of any court or other governmental agency or authority, whether federal, state, or local; or any agreement or other instrument to which Seller is a party or by which Seller is bound. This Agreement constitutes the legal, valid, and binding obligations of Seller, enforceable in accordance with its terms.

     (g) No consent or approval by any governmental agency or authority or nongovernmental person or entity is required in connection with the execution, performance, and delivery by Seller of this Agreement or the consummation by Seller of the transactions contemplated herein.

     (h) Seller is not in violation of any federal, state, or local law or regulatory requirement applicable to the Business. Seller has not received any notice or complaint from any governmental agency or authority in respect of any claim or violation of any law, regulation, order, license, permit, or standard related to any such legal requirement.

     (i) Seller will indemnify and hold Buyer harmless from any loss resulting from a breach of any representation or warranty contained in this Agreement. The representations and warranties of Seller shall survive the closing.
         Section 5.02. Buyer represents, warrants, and agrees to and with Seller as follows:

                  (a) Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas.

                  (b) The execution, delivery, and performance of this Agreement by Buyer (including the execution of all documents incident to the consummation of the transactions contemplated herein) will be duly authorized by all necessary corporate action and will not violate any provision of Buyer's Articles of Incorporation or Bylaws or any agreement or other instrument to which Buyer is a party or by which it is bound.




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                  (c) Buyer will  indemnify and hold Seller  harmless from any loss resulting from a breach or any representation or warranty contained in this agreement. The representations and warranties of Buyer shall survive the closing.

                                   ARTICLE VI.

                                    Covenants

     Section 6.01 Seller covenants and agrees that, except as may otherwise be consented to or approved by Buyer in writing, Seller:

     (a) will conduct its Business only in the ordinary course, retaining its Business organization and using all reasonable efforts to retain the goodwill of its suppliers, customers, and others having business relations with it and to keep available the services of its present employees, if any;

     (b) will not enter into any transaction other than in the ordinary course of business or incur or agree to incur any obligation or liability except obligations or liabilities incurred in the ordinary course of business;

     (c) will not sell or otherwise dispose of any Fixed Assets, Records and Lists, or other Assets;

     (d) will comply with all laws affecting the operation of the Business; and

     (e) will not allow any Permits to lapse.

         Section 6.02.   Buyer covenants and agrees that it:

     (a) will obtain consents, authorizations, or approvals of any governmental or nongovernmental entity necessary for the consummation of the transactions contemplated by this Agreement; and

     (b) will promptly do all such reasonable acts and take all such reasonable measures as may be appropriate to enable it to perform the agreements, obligations, and covenants herein provided to be performed by it.




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                                  ARTICLE VII.
                                   Assignment

     Neither party shall have the right to assign all or any portion of the obligations, duties, and benefits of this Agreement without the prior consent of the other party.
                                  ARTICLE VIII.
                  Conditions Precedent to Obligations of Buyer

     Section 8.01. All obligations of Buyer under this Agreement are subject to the fulfillment, on or before the closing or funding (as applicable), of the following conditions:

     (a) Buyer shall have received from Seller the certificates and documents set forth in this Agreement; and

     (b) No suit, action, proceeding, or investigation shall be pending or threatened before any court or other governmental agency or instrumentality against, by, or affecting Seller or the Assets of the Business, which would prevent the consummation of this Agreement or any of he transactions contemplated hereby.
                                   ARTICLE IX.
                                    Indemnity

     Section 9.01 Seller and TIMOTHY MCKYER agree to indemnify and hold Buyer harmless against and in respect of:

     (a) Any and all claims, demands, expenses, losses, damages, or deficiencies of any nature whatsoever resulting from, arising out of, or attributable to (i) any misrepresentation by Seller, (ii) any breach of any representation or warranty made by Seller, (iii) non-fulfillment of any covenant on the part of Seller, (iv) any inaccuracy or omission in any certificate or other instrument furnished by Seller hereunder, or (v) any debt, liability, or obligation of Seller relating to the Business that originated prior to April 1, 1997, not expressly assumed by Buyer, whether or not such debt, obligation, or liability is absolute, accrued, or contingent;




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     (b) Any and all actions,  demands,  judgments,  costs, interests, and legal and other expenses incident to any of the foregoing; and

     (c) All agreements expressed in this contract for a hold harmless or indemnity shall be included in this indemnity provision.

     Section 9.02 Buyer agrees to indemnify and hold Seller and TIMOTHY MCKYER harmless against and in respect of:

     (a) Any and all claims, demands, expenses, losses, damages, or deficiencies of any nature whatsoever resulting from, arising out of, or attributable to (i) any misrepresentation by Buyer, (ii) any breach of any representation or warranty made by Buyer, (iii) non-fulfillment of any covenant on the part of Buyer, (iv) any inaccuracy or omission in any certificate or other instrument furnished by Buyer hereunder, or (v) any debt, liability, or obligation of Buyer relating to the Business that originated after April 1, 1997, whether or not such debt, obligation, or liability is absolute, accrued, or contingent;

     (b) Any and all actions, demands, judgments, costs, interests, and legal and other expenses incident to any of the foregoing; and

     (c) All agreements expressed in this contract for a hold harmless or indemnity shall be included in this indemnity provision.

     Section 9.03. Procedure on Indemnity. In the event a claim for indemnify or hold harmless arises according to this Agreement, the party making the claim for indemnity or hold harmless shall give notice in writing to the other party, identifying fully the basis for the claim, action, or cause of action upon which an indemnity or hold harmless is sought. The receiving party shall then determine in its exercise of good business judgment whether or not to make immediate payment or resolution by settlement of the claim or action; or to defend the action.

     Notice in writing shall then be given within ten (10) working days after a demand for an indemnify or hold harmless as to the determination made by the indemnifying party to resolve, settle, or defend the claim or action. The costs of defense shall




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     be borne and paid by the indemnifying  party,  which shall include the cost of attorneys' fees and court costs.

     The party seeking indemnity shall cooperate fully with the indemnifying party in order to minimize duplication of effort in the defense of the claim or action, and shall fully cooperate in allowing a defense to be made in the name of the party seeking indemnity or seeking to be held harmless.

     Upon a final resolution by final judgment of a court of law having jurisdiction of the dispute, the indemnifying party shall make payment in full of any costs, and expenses, and any damages that may be finally adjudged in the claim or action within ten (10) business days after the final judgment.

                                   ARTICLE X.

                              Brokers and Expenses

     Each party hereto represents to the other that it has not authorized any broker or finder to act on its behalf in connection with the sale and purchase hereunder and that it has not dealt with any broker or finder purporting to act for any other party. Each party hereto agrees to indemnify and hold harmless the other party from and against any and all liabilities, costs, damages, and expenses of any kind or character arising from any claims for brokerage or finder's fees, commissions, or other similar fees in connection with the transactions contemplated herein insofar as such claims shall be based upon alleged arrangements or agreements made by such party or on its behalf.

                                   ARTICLE XI.

                              Default and Remedies

     Section 11.01. Seller shall be deemed in default hereunder upon the occurrence of any one or more of the following events:

     (a) Any of Seller's warranties or representations set forth herein are untrue when made or at closing and are determined to be material; or

     (b) Seller fails to meet, comply with, or perform any covenant, agreement, or obligation on its part required within the time limits and in the manner required in this Agreement.




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         Section 11.02.

     (a) Buyer shall be deemed to be in default hereunder if Buyer fails to deliver, at the closing, any of the items specified in Section 2.02 of this Agreement, or if Buyer shall breach any other provision of this Agreement, or if Buyer terminates this Agreement prior to closing without cause.

     (b) In the event Buyer shall default in the payment of "the Contracts" identified in Section 1.01, Seller shall be entitled to give notice of breach to Buyer. Unless Buyer cures the breach within thirty (30) days after receipt of notice, Seller shall be entitled to immediate return of the Assets transferred and conveyed under this agreement (including all replacement property) and to immediate possession of the premises, and to take over the operation of the Business facility.

     Section 11.03 In the event Seller is deemed to be in default hereunder, Buyer may, at Buyer's sole option, do any one of the following:

     (a) Terminate this Agreement by written notice delivered to Seller on or before the closing; or

     (b) Enforce specific performance of this Agreement against Seller; or

     (c) Exercise any other right or remedy Buyer may have under Section 11.02(b) of this Agreement and/or may have at law or in equity by reason of such default, including, but not limited to, the recovery of attorneys' fees incurred by Buyer in connection herewith and the reasonable reliance on Seller's promise to sell the Assets in accordance with the terms of this Agreement.

                                  ARTICLE XII.

                                  Miscellaneous

     Section 12.01. Any notices, requests, demands, or other communications hereunder shall be in writing and shall be deemed to have been duly given when mailed by United States mail, postage pre-paid, registered or certified mail, to the following addresses:




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         If to Buyer:                       RESULTS BEDFORD, INC.
                                            1237 Val Vista Drive
                                            Mesa, Arizona 85204
                                            Attn:  Gordon Hall

         If to Seller:                      STRONGHOLD, INC.
                                            2602 Harwood Road
                                            Bedford, Texas 76021
                                            Attn:    Jeff Parker

         If to Timothy McKyer:      Timothy McKyer
                                            18225 Kalabash Road
                                            Charlotte, North Carolina 28278

Either party hereto may change its address for notification purposes by giving notice thereof in writing, as aforesaid.

Section 12.02. All representations, warranties, covenants, and agreements included or provided in this Agreement or any exhibit hereto or instrument of transfer or other certificate or document delivered pursuant thereto, shall survive the closing.

Section 12.03. Each party hereto shall from time to time after closing, at the reasonable request of the other party and without further consideration, execute and deliver such further instruments of conveyance, assignment, and transfer and take such other action as the other may reasonably request in order to more effectively convey and transfer the Assets conveyed hereunder and otherwise to effect the objectives hereof.

Section 12.04. This Agreement constitutes the entire agreement between the parties and there are no representations, warranties, or covenants except as provided herein.

Section 12.05. This Agreement supersedes all prior agreements, understandings, negotiations, and discussions, whether written or oral. This Agreement shall not be modified or amended except by an instrument in writing signed by or on behalf of the parties hereto. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, and heirs. Nothing in this Agreement is intended or shall be construed to confer upon or give nay person other than the parties hereto and their successors, assigns, and heirs any rights or remedies under or by reason of this Agreement.




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     Section  12.06.  This  Agreement  shall be  governed by and  construed  and enforced in accordance with the laws of the State of Texas. VENUE FOR ANY CAUSE OF ACTION REIATING TO THIS AGREEMENT SHALL BE EXCLUSIVELY TARRANT COUNTY, TEXAS.

     Section 12.07. Any waiver by any party of any violation of, breach of, or default under any provision of this Agreement shall not be construed as or constitute a waiver of any subsequent violation, breach of, or default under such provision or a waiver of any such party's rights under any provision of this Agreement.

     Section   12.08.   This   Agreement  may  be  executed  in  any  number  of
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 12.09. The parties to this Agreement covenant to act in good faith in the implementation of this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed to be effective as of the 25th day of February, 1997.

                                                      BUYER:

                                                      RESULTS BEDFORD, INC.
                                                      a Texas corporation

                                                      By:  /s/ T. Alan Owen
                                                             T.   ALAN OWEN

                                                     Agent and Attorney-in-Fact

                                                     SELLER:

                                                     STRONGHOLD, INC.
                                                     a Texas corporation

                                                     By:  /s/ Timothy McKyer
                                                              TIMOTHY MCKYER
                                                              President

                                                    GUARANTOR:

                                                     By:   /s/ Timothy McKyer
                                                               TIMOTHY MCKYER




ASSET PURCHASE AGREEMENT
                           (tjc/1173-5p3.agr) Page 14

                                   EXHIBIT "A"

                             FAMILY FITNESS EXCHANGE
                             INVENTORY CONTROL SHEET

                 ITEM NAME .........................................   QUANTITY
     MAROON BLINDS/PER WINDOW .......................................    18
                     CHAIRS .........................................    58
                     COUCHES ........................................     8
                ROUND TABLES ........................................    13
                       DESKS ........................................     9
                   COMPUTERS ........................................     2
                 TELEPHONES .........................................    12
              FILING CABINETS .......................................     9
                     TOWELS .........................................   203
            AEROBIC EQUIPMENT ................................   SHEET ATTACHED
              *STAIR STEPPERS .......................................     6
                 *TREADMILLS ........................................     6
                *CARDIO BIKES .......................................    12
       *AEROBIC STEPS & RISERS ......................................   23 & 92
                REFRIGERATOR ........................................     2
                     FREEZER ........................................     1
          PARAMOUNT EQUIPMENT ...................................SHEET ATTACHED
                FREE WEIGHTS ....................................SHEET ATTACHED

                             *CURRENTLY BEING LEASED
                      *NOT OWNED BY FAMILY FITNESS EXCHANGE
                                 MARCH 19, 1997



EXHIBIT "A"
FAMILY FITNESS EXCHANGE INVENTORY CONTROL SHEET
                             (TJC/1173.EKA) PAGE 1

                                    DUMBBELLS ..... .................     1
                                         CEILING FANS ...............    13
                                            REGISTER ................     1
                                          MICROWAVE .................     1
                                              STOVE .................     1
                                                OVEN ................     1
                                         BASKETBALLS ................    10
                              RACQUETBALLS & RACQUETS ...............   50 & 3
                                         SOCCER BALLS ...............     4
                                            LADDERS .................     2
                                       WOODEN SHELVES ...............     4
                                          DRY SAUNAS ................     2
                                  LOCKER ROOM BENCHES ...............    14
                                            LOCKERS .................   520
                                         STEAM ROOMS ................     2
                                     SHOWER CURTAINS ................     5
                                     SOAP DISPENSERS ................    15
                                  PAPER TOWEL HOLDERS ...............     5
                                  RED LOCKER ROOM MATS ..............   200
                            NURSERY BEDS W/MATTRESSES ...............     4
                                            DRESSERS ................     1
                                   THUMB TACK BOARDS ................     3

                                              *CURRENTLY BEING LEASED
                                       *NOT OWNED BY FAMILY FITNESS EXCHANGE
                                                  MARCH 19, 1997



EXHIBIT "A"
FAMILY FITNESS EXCHANGE INVENTORY CONTROL SHEET
                             (TJC/1173.EXA) PAGE 2

               CHANGING TABLES .......................................    2
          NURSERY READING BOOKS ......................................   85
            NURSERY MOVIE TAPES ......................................   58
                    TRASH CANS .......................................   13
                   POOL CHAIRS .......................................   18
                        CLOCKS .......................................    5
                   TELEVISIONS .......................................    2
                        PLANTS .......................................    7
                 SHOWER CHAIRS .......................................    3
             3-HOLE PAPER PUNCH ......................................    1
                 WALL PICTURES .......................................   15
               WASHING MACHINE .......................................    1
                        DRYER ........................................    1
                    TIME CLOCK .......................................    1
     SILVER METAL SUPPLY SHELVES .....................................    5
        HANGING SHOWER CADDIES .......................................    4
                 *COPY MACHINE .......................................    1
                   *VIDEO GAMES ......................................    5
                   *COFFEE POT .......................................    1
            *COLD DRINK MACHINES .....................................    6
          *BLACK FLOOR MATS/RUGS .....................................   14
               *CANDY MACHINES .......................................    9

                                              *CURRENTLY BEING LEASED
                                       *NOT OWNED BY FAMILY FITNESS EXCHANGE
                                                  MARCH 19, 1997


"A"
FAMILY FITNESS EXCHANGE INVENTORY CONTROL SHEET
                             (TJC/1173.EXA) PAGE 3

         *SNACK/VENDING MACHINE .......................................   2
                  PAPER CUTTER ........................................   1
                     STAPLER ..........................................   5
              TAPE DISPENSERS .........................................   5
                       LAMPS ..........................................   2
         *CREDIT CARD TERMINAL ........................................   1
           *CREDIT CARD PRINTER .......................................   1
                COMPUTER MOUSE ........................................   1
     ELECTRIC PENCIL SHARPENER ........................................   1
       BLUE ROLLING DESK CHAIRS .......................................   7
                   FLOOR MOPS .........................................   2
                       BROOMS .........................................   1
                   DUST PANS ..........................................   1
            COMPUTER KEYBOARDS ........................................   2
                  POOL HEATER .........................................   1
                   POOL PUMP ..........................................   1
                   SPA HEATER .........................................   1
                     SPA PUMP .........................................   1
                  INDOOR POOL .........................................   1
            INDOOR SPA/HOT TUB ........................................   1
                  HIGH CHAIRS .........................................   2
                BABY WALKERS ..........................................   5

                             *CURRENTLY BEING LEASED
                      *NOT OWNED BY FAMILY FITNESS EXCHANGE
                                 MARCH 19, 1997


EXHIBIT "A"
FAMILY FITNESS EXCHANGE INVENTORY CONTROL SHEET
                             (TJC/1173.EXA) PAGE 4

         WALL LENGTH COAT RACK
     CHILDREN'S PICNIC TABLES ........................................    4
         WHITE LOUNGE BENCHES ........................................    3
                 BABY SWINGS .........................................    3
                 WATER HOSE ..........................................    1
                     PODIUM ..........................................    1
              WINDOW CURTAINS ........................................    9
              ROCKING CHAIRS .........................................    2
                 POTTY CHAIR .........................................    1
                DIAPER GENIE .........................................    2
       CHILDREN'S SLIDE CENTER .......................................    1

         AEROBIC EQUIPNENT ..........................................  QUANTITY
                       RADIO .........................................    1
                BLUE AB MATS .........................................   16
                YELLOW BANDS .........................................    9
                 GREEN BANDS .........................................   12
                WEIGHT BELTS .........................................    3
       RECHARGEABLE BATTERIES ........................................    2
              1-LB. DUMBBELL .........................................   22
              2-LB. DUMBBELL .........................................   16
              5-LB. DUMBBELL .........................................    8

                             *CURRENTLY BEING LEASED
                      *NOT OWNED BY FAMILY FITNESS EXCHANGE
                                 MARCH 19, 1997

EXHIBIT "A"
FAMILY FITNESS EXCHANGE INVENTORY CONTROL SHEET
                             (TJC/1173.EXA) PAGE 5

       8-LB. DUMBBELL .................................................   1
       10-LB. DUMBBELL ................................................   5
       12-LB.  DUMBBELL ...............................................   2
       15-LB.  DUMBBELL ...............................................   2
       20-LB.  DUMBBELL ...............................................   2
       25-LB.  DUMBBELL ...............................................   2
       30-LB.  DUMBBELL ...............................................   2
       35-LB.  DUMBBELL ...............................................   4
       40-LB.  DUMBBELL ...............................................   3
       45-LB.  DUMBBELL ...............................................   2
       50-LB.  DUMBBELL ...............................................   2
       55-LB.  DUMBBELL ...............................................   2
       60-LB.  DUMBBELL ...............................................   2
       65-LB.  DUMBBELL ...............................................   2
       70-LB.  DUMBBELL ...............................................   2
       75-LB.  DUMBBELL ...............................................   2
       85-LB.  DUMBBELL ...............................................   2
     100-LB. DUMBBELL .................................................   2

                           PARAMOUNT EQUIPMENT                        QUANTITY
                                   LEG SLED   1
                                  ROMAN BENCH 1

                             *CURRENTLY BEING LEASED
                      *NOT OWNED BY FAMILY FITNESS EXCHANGE
                                 MARCH 19, 1997

EXHIBIT "A"
FAMILY FITNESS EXCHANGE INVENTORY CONTROL SHEET
                             (TJC/1173.EXA) PAGE 6

                            INNER THIGH ...............................   1

                            OUTER THIGH

                            MULTI HIP .................................   1

                            ABDOMINAL .................................   1

                            LEG CURL ..................................   1

                            LEG EXTENSION .............................   1

                            CALF RAISE
                                                                          2

                            LEG PRESS .................................   1

                            SEATED ROW ................................   1

                            LAT PULL ..................................   1

                            ROTARY TORSO ..............................   1

                            DELTOID ...................................   1

                            SHOULDER PRESS ............................   1

                            SEATED CHEST ..............................   1

                            VERTICAL BUTTERFLY ........................   1

                            BICEP CURL ................................   1

                            PULLEY SEATED ROW .........................   1

                            SMITH MACHINE .............................   1

                            ADJUSTABLE INCLINE BENCH ..................   1

                            ABDOMINAL LIFT ............................   1

                            DECLINE BENCH .............................   1

                            INCLINE BENCH .............................   1



                             *CURRENTLY BEING LEASED
                      *NOT OWNED BY FAMILY FITNESS EXCHANGE
                                 MARCH 19, 1997

EXHIBIT "A"
FAMILY FITNESS EXCHANGE INVENTORY CONTROL SHEET
                             (TJC/1173.EXA) PAGE 7

                   BENCH PRESS .......................................    2
                 PREACHER CURL .......................................    1
      ADJUSTABLE DECLINE BENCH .......................................    1
                 SQUAT MACHINE .......................................    1
             ADJ. SIT-UP BOARD .......................................    1

               WEIGHT PLATES ......................................... QUANTITY
                   POWER RACK ........................................    1
     VERTICAL WEIGHT PLATE RACK ......................................    2
             DOUBLE D.B. RACK ........................................    2
                    2-1/2 LB .........................................    8
                        5-LB .........................................   16
                      10-LB ..........................................   25
                      25-LB ..........................................   10
                      35-LB ..........................................    6
                      45-LB ..........................................   14
                      100-LB .........................................    4





                             *CURRENTLY BEING LEASED
                      *NOT OWNED BY FAMILY FITNESS EXCHANGE
                                 MARCH 19, 1997


EXHIBIT "A"
FAMILY FITNESS EXCHANGE INVENTORY CONTROL SHEET
                             (TJC/1173.EXA) PAGE 8

                                    EXHIBIT B
                          PERSONAL ASSETS OF TIM MCKYER
486 Compudyne Personal Computer
Laser printer
Fax machine
Credit card swipe machines
Photographs of Tim McKyer and family








                                 EXHIBIT B SOLO
PAGE
(TJC/1173.B)